                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS THAT the undersigned director of Mid Ocean Limited, a Cayman Islands company, does hereby constitute and appoint Robert J. Newhouse, Jr., Michael A. Butt, Charles F. Hays, and John M. Wadson, and each of them acting singly, a true and lawful attorney in his name, place and stead, in any and all capacities, to sign his or her name to the Annual Report of Mid Ocean Limited on Form 10-K for the year ended October 31, 1996, under the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority t do and perform any act and thing necessary and proper to be done in the premises, as fully and to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or any one of them shall lawfully do or cause to be done by virtue hereof.


Dated: January 3, 1997



                                       /s/Frank J. Borelli
                                       ---------------------------------
                                       Frank J. Borelli

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned director of Mid Ocean Limited, a Cayman Islands company, does hereby constitute and appoint Robert J. Newhouse, Jr., Michael A. Butt, Charles F. Hays, and John M. Wadson, and each of them acting singly, a true and lawful attorney in his name, place and stead, in any and all capacities, to sign his or her name to the Annual Report of Mid Ocean Limited on Form 10-K for the year ended October 31, 1996, under the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority t do and perform any act and thing necessary and proper to be done in the premises, as fully and to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or any one of them shall lawfully do or cause to be done by virtue hereof.


Dated: January 3, 1997



                                       /s/ Brian Corby
                                       -----------------------------
                                       Sir Brian Corby

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned director of Mid Ocean Limited, a Cayman Islands company, does hereby constitute and appoint Robert J. Newhouse, Jr., Michael A. Butt, Charles F. Hays, and John M. Wadson, and each of them acting singly, a true and lawful attorney in his name, place and stead, in any and all capacities, to sign his or her name to the Annual Report of Mid Ocean Limited on Form 10-K for the year ended October 31, 1996, under the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority t do and perform any act and thing necessary and proper to be done in the premises, as fully and to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or any one of them shall lawfully do or cause to be done by virtue hereof.


Dated: January 3, 1997



                                       /s/ Geoffrey Elliott
                                       ---------------------------------
                                       Geoffrey Elliott

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned director of Mid Ocean Limited, a Cayman Islands company, does hereby constitute and appoint Robert J. Newhouse, Jr., Michael A. Butt, Charles F. Hays, and John M. Wadson, and each of them acting singly, a true and lawful attorney in his name, place and stead, in any and all capacities, to sign his or her name to the Annual Report of Mid Ocean Limited on Form 10-K for the year ended October 31, 1996, under the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority t do and perform any act and thing necessary and proper to be done in the premises, as fully and to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or any one of them shall lawfully do or cause to be done by virtue hereof.


Dated:   January 4, 1997



                                       /s/ Michael P. Esposito, Jr.
                                       ------------------------------------
                                       Michael P. Esposito, Jr.

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned director of Mid Ocean Limited, a Cayman Islands company, does hereby constitute and appoint Robert J. Newhouse, Jr., Michael A. Butt, Charles F. Hays, and John M. Wadson, and each of them acting singly, a true and lawful attorney in his name, place and stead, in any and all capacities, to sign his or her name to the Annual Report of Mid Ocean Limited on Form 10-K for the year ended October 31, 1996, under the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority t do and perform any act and thing necessary and proper to be done in the premises, as fully and to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or any one of them shall lawfully do or cause to be done by virtue hereof.


Dated:   January 3, 1997



                                       /s/ Robert R. Glauber
                                       ------------------------------------
                                       Robert R. Glauber

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned director of Mid Ocean Limited, a Cayman Islands company, does hereby constitute and appoint Robert J. Newhouse, Jr., Michael A. Butt, Charles F. Hays, and John M. Wadson, and each of them acting singly, a true and lawful attorney in his name, place and stead, in any and all capacities, to sign his or her name to the Annual Report of Mid Ocean Limited on Form 10-K for the year ended October 31, 1996, under the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority t do and perform any act and thing necessary and proper to be done in the premises, as fully and to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or any one of them shall lawfully do or cause to be done by virtue hereof.


Dated: January 2, 1997


                                       /s/ Henry U. Harder
                                       -----------------------------------
                                       Henry U. Harder

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned director of Mid Ocean Limited, a Cayman Islands company, does hereby constitute and appoint Robert J. Newhouse, Jr., Michael A. Butt, Charles F. Hays, and John M. Wadson, and each of them acting singly, a true and lawful attorney in his name, place and stead, in any and all capacities, to sign his or her name to the Annual Report of Mid Ocean Limited on Form 10-K for the year ended October 31, 1996, under the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority t do and perform any act and thing necessary and proper to be done in the premises, as fully and to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or any one of them shall lawfully do or cause to be done by virtue hereof.


Dated: January 6, 1997



                                       /s/ Paul Jeanbart
                                       --------------------------------
                                       Paul Jeanbart

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned director of Mid Ocean Limited, a Cayman Islands company, does hereby constitute and appoint Robert J. Newhouse, Jr., Michael A. Butt, Charles F. Hays, and John M. Wadson, and each of them acting singly, a true and lawful attorney in his name, place and stead, in any and all capacities, to sign his or her name to the Annual Report of Mid Ocean Limited on Form 10-K for the year ended October 31, 1996, under the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority t do and perform any act and thing necessary and proper to be done in the premises, as fully and to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or any one of them shall lawfully do or cause to be done by virtue hereof.


Dated: January 6, 1997



                                       /s/ Roberto G. Mendoza
                                       -----------------------------
                                       Roberto G. Mendoza

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned director of Mid Ocean Limited, a Cayman Islands company, does hereby constitute and appoint Robert J. Newhouse, Jr., Michael A. Butt, Charles F. Hays, and John M. Wadson, and each of them acting singly, a true and lawful attorney in his name, place and stead, in any and all capacities, to sign his or her name to the Annual Report of Mid Ocean Limited on Form 10-K for the year ended October 31, 1996, under the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority t do and perform any act and thing necessary and proper to be done in the premises, as fully and to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or any one of them shall lawfully do or cause to be done by virtue hereof.


Dated: January 3, 1997



                                       /s/ Robert J. Newhouse, Jr.
                                       ----------------------------
                                       Robert J. Newhouse, Jr.

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned director of Mid Ocean Limited, a Cayman Islands company, does hereby constitute and appoint Robert J. Newhouse, Jr., Michael A. Butt, Charles F. Hays, and John M. Wadson, and each of them acting singly, a true and lawful attorney in his name, place and stead, in any and all capacities, to sign his or her name to the Annual Report of Mid Ocean Limited on Form 10-K for the year ended October 31, 1996, under the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority t do and perform any act and thing necessary and proper to be done in the premises, as fully and to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or any one of them shall lawfully do or cause to be done by virtue hereof.


Dated: January 3, 1997



                                       /s/ Brian M. O'Hara
                                       -----------------------------------
                                       Brian M. O'Hara

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned director of Mid Ocean Limited, a Cayman Islands company, does hereby constitute and appoint Robert J. Newhouse, Jr., Michael A. Butt, Charles F. Hays, and John M. Wadson, and each of them acting singly, a true and lawful attorney in his name, place and stead, in any and all capacities, to sign his or her name to the Annual Report of Mid Ocean Limited on Form 10-K for the year ended October 31, 1996, under the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority t do and perform any act and thing necessary and proper to be done in the premises, as fully and to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or any one of them shall lawfully do or cause to be done by virtue hereof.


Dated: January 2, 1997



                                       /s/ John M. Pasquesi
                                       ------------------------------------
                                       John M. Pasquesi

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned director of Mid Ocean Limited, a Cayman Islands company, does hereby constitute and appoint Robert J. Newhouse, Jr., Michael A. Butt, Charles F. Hays, and John M. Wadson, and each of them acting singly, a true and lawful attorney in his name, place and stead, in any and all capacities, to sign his or her name to the Annual Report of Mid Ocean Limited on Form 10-K for the year ended October 31, 1996, under the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority t do and perform any act and thing necessary and proper to be done in the premises, as fully and to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or any one of them shall lawfully do or cause to be done by virtue hereof.


Dated: January 2, 1997



                                       /s/ Henry Haalilio Peters
                                       --------------------------------
                                       Henry Haalilio Peters

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned director of Mid Ocean Limited, a Cayman Islands company, does hereby constitute and appoint Robert J. Newhouse, Jr., Michael A. Butt, Charles F. Hays, and John M. Wadson, and each of them acting singly, a true and lawful attorney in his name, place and stead, in any and all capacities, to sign his or her name to the Annual Report of Mid Ocean Limited on Form 10-K for the year ended October 31, 1996, under the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority t do and perform any act and thing necessary and proper to be done in the premises, as fully and to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or any one of them shall lawfully do or cause to be done by virtue hereof.


Dated: January 3, 1997



                                       /s/ Jeffrey S. Tabak
                                       --------------------------------
                                       Jeffrey S. Tabak

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned director of Mid Ocean Limited, a Cayman Islands company, does hereby constitute and appoint Robert J. Newhouse, Jr., Michael A. Butt, Charles F. Hays, and John M. Wadson, and each of them acting singly, a true and lawful attorney in his name, place and stead, in any and all capacities, to sign his or her name to the Annual Report of Mid Ocean Limited on Form 10-K for the year ended October 31, 1996, under the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority t do and perform any act and thing necessary and proper to be done in the premises, as fully and to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or any one of them shall lawfully do or cause to be done by virtue hereof.


Dated: January 3, 1997



                                       /s/ Frank J. Tasco
                                       ----------------------------------
                                       Frank J. Tasco